UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2021

TELIGENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (856) 697-1441

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TLGT	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On November 24, 2020, Teligent, Inc. (the “Company”) received notice from The Nasdaq Stock Market (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) as a result of the Company not having timely filed its Quarterly Report on Form 10-Q for the three months ended September 30, 2020 (“Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). Upon filing of the Form 10-Q on December 31, 2020 with the SEC, the Company regained compliance with Nasdaq Listing Rule 5250(c)(1) and this matter is now closed.

In addition, on July 28, 2020, the Company received notice from Nasdaq stating that the Company was not in compliance with Nasdaq Listing Rule 5450(b)(2)(C) because the Company failed to maintain a minimum market value of publicly held shares of $15,000,000 for 30 consecutive trading days. On January 15, 2021, the Company received notice from Nasdaq confirming that for the last 10 consecutive trading days, the minimum market value of publicly held shares of the Company’s common stock has been equal to or in excess of the $15,000,000 minimum market value of publicly held shares requirement for continued listing, as required by Nasdaq Listing Rule 5450(b)(2)(C). Accordingly, Nasdaq has determined that the Company has regained compliance with Nasdaq Listing Rule 5450(b)(2)(C) and this matter is now closed.

Also, as previously disclosed, the Company received notice from Nasdaq on December 4, 2020 that it was not in compliance with the minimum $1.00 bid price requirement for continued listing set forth in Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”). The Company continues to have until June 2, 2021 to regain compliance with the Bid Price Rule. If the Company does not regain compliance with the Bid Price Rule on or before June 2, 2021, unless the Company files for and receives an extension to comply with the Bid Price Rule, the Company’s common stock will be delisted from the Nasdaq Global Select Market. The Company intends to actively monitor the closing bid price of its listed shares of common stock and, as appropriate, will consider available options to resolve the deficiency and regain compliance with the Bid Price Rule.

The Company issued the press release attached hereto as Exhibit 99.1 related to the events discussed above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated January 22, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIGENT, INC.

Date: January 22, 2021	By:	/s/ Philip K. Yachmetz
		Name:	Philip K. Yachmetz
		Title:	Chief Legal Officer